Fees Summary	Mar. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	27,620.00
Total Transaction Valuation	200,000,000.00
Total Offset Amount	0.00
Net Fee	$ 27,620.00